UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2005

Nara Bancorp, Inc.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	000-50245	95-4170121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Wilshire Boulevard, Suite 220
Los Angeles, California 90010

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (213) 639-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.  OTHER EVENTS.

On September 26, 2005, Nara Bancorp provided Institutional Shareholder Services the letter attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

Exhibit 99.1	Letter dated September 26, 2005, from Nara Bancorp to Institutional Shareholder Services.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NARA BANCORP, INC.

	By:	/s/	Alvin D. Kang
			Name:	Alvin D. Kang
			Title:	Chief Financial Officer

Date: September 26, 2005